UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4802

Name of Fund: Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch
              Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Municipal
                                        Intermediate
                                        Term Fund

Annual Report
October 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Municipal Intermediate Term Fund

Important Tax Information (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during the taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid a short-term capital gain distribution of $.073329 per share to shareholders of record on December 20, 2002.

Please retain this information for your records.


2      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

A Letter From the President

Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We maintained a conservative stance throughout the period and focused on enhancing yield and preserving the Fund's net asset value in a highly volatile interest rate environment.

Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long- and intermediate-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices -- which move in the opposite direction of yields -- rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower for the remainder of the fiscal year. At the end of the 12-month period, long-term U.S. Treasury bond yields were 5.13%, 15 basis points (.15%) higher than a year earlier. The relatively modest yield increase year-over-year masks the considerable month-to-month volatility in interest rates during the period.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds. Yield movements were less volatile than those experienced by U.S. Treasury issues, because municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic increase in new bond issuance during the fiscal year. State and local governments took advantage of historically low interest rates to finance existing infrastructure needs and refinance outstanding high-interest-rate debt. During the past 12 months, municipalities issued nearly $400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. Less than $90 billion in long-term tax-exempt bonds was underwritten during the period's last three months, a decline of nearly 10% versus the same three months of 2002. This decline in supply helped support the tax-exempt market's recent performance.

How did the Fund perform during the period in light of the existing market conditions?

For the fiscal year ended October 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.68%, +4.46%, +4.46% and +4.77%, respectively. Fund returns were slightly below the +5.11% return of the widely used, unmanaged market benchmark, the Lehman Brothers Municipal Bond Index, but outpaced the +4.29% average return of its comparable Lipper category of Intermediate Municipal Debt Funds for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

The difference in returns versus the Lehman Brothers Municipal Bond Index is attributed to the Fund's more limited investment parameters. As an intermediate-term product, the Fund's investment is concentrated on those bonds maturing in 10 years - 11 years while the Index covers a greater range of the municipal bond yield curve. During this particular period, the steeper end of the curve offered more attractive yields.


4      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

The fiscal year was marked by considerable interest rate volatility. Over the past 12 months, ten-year municipal bond yields moved 73 basis points, yet ended the period virtually where they started one year earlier. Under these conditions, we focused on enhancing the dividend yield for our shareholders and reducing the Fund's net asset value volatility.

What changes were made to the portfolio during the period?

During the period, our dominant investment strategy was to purchase premium-coupon bonds maturing in the ten-year range, with a focus on enhancing dividend yield. In periods of heavy interest rate volatility, our focus is on using the most prudent strategies to balance risk and reward. To this end, we increased the yield of the Fund by replacing our derivative position with a high-yielding derivative of the same maturity.

How would you characterize the portfolio's position at the close of the period?

Given the expected pickup in economic growth, which could be greater than initially anticipated, and the fact that the U.S. Treasury is expected to bring more than $100 billion in new financing in the fourth quarter, we have become more cautious toward the market. We anticipate that interest rates will move higher by the end of 2003. Amidst these conditions, we have moved to a more defensive stance. This involved raising our cash levels and increasing our hedge position to bring the duration of the Fund to a lower level. We believe that investment opportunities will present themselves at the end of the calendar year as municipalities rush to market with new transactions before the conclusion of their fiscal year.

We believe the Fund's dual strategy of seeking to enhance portfolio yield and reduce net asset value volatility remains a prudent approach in the near term as we continue to monitor economic conditions.

William R. Bock
Vice President and Portfolio Manager

November 12, 2003


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the one-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                                Ten-Year/
                                                               6-Month         12-Month      Since Inception   Standardized
As of October 31, 2003                                      Total Return     Total Return     Total Return     30-Day Yield
===========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares*             +1.43%          +4.68%          +67.18%           3.04%
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares*             +1.32           +4.46           +60.54            2.86
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares*             +1.32           +4.46           +63.89            2.87
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class I Shares*             +1.48           +4.77           +65.64            3.14
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +1.47           +5.11        +78.33/+86.46          --
---------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The ten-year/since inception total returns are for ten years and from 10/31/94.


6      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

ML Municipal Intermediate Term Fund's Class A and Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to October 2003:

                                    10/21/94**       10/94             10/95            10/96             10/97            10/98
ML Municipal Intermediate
Term Fund+--
Class A Shares*                     $ 9,900          $9,830            $10,772          $11,221           $12,057          $13,011

ML Municipal Intermediate
Term Fund+--
Class C Shares*                     $10,000          $9,929            $10,858          $11,273           $12,097          $13,025

                                    10/99            10/00             10/01            10/02             10/03
ML Municipal Intermediate
Term Fund+--
Class A Shares*                     $12,706          $13,684           $15,050          $15,881           $16,551

ML Municipal Intermediate
Term Fund+--
Class C Shares*                     $12,691          $13,638           $14,952          $15,689           $16,389

                                    10/31/94         10/94             10/95            10/96             10/97            10/98
Lehman Brothers Municipal
Bond Index++                        $10,000          $10,000           $11,484          $12,139           $13,169          $14,225

                                    10/99            10/00             10/01            10/02             10/03
Lehman Brothers Municipal
Bond Index++                        $13,973          $15,162           $16,755          $17,738           $18,646

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to 12 years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                % Return Without  % Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 10/31/03                               +4.68%         +3.63%
--------------------------------------------------------------------------------
Five Years Ended 10/31/03                             +4.93          +4.72
--------------------------------------------------------------------------------
Inception (1/21/94)
through 10/31/03                                      +5.86          +5.74
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                     % Return       % Return
                                                   Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 10/31/03                                +4.46%        +3.46%
--------------------------------------------------------------------------------
Five Years Ended 10/31/03                              +4.70         +4.70
--------------------------------------------------------------------------------
Inception (10/21/94)
through 10/31/03                                       +5.62         +5.62
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003      7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

ML Municipal Intermediate Term Fund's Class B and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 1993 to October 2003:

                                    10/93            10/94             10/95            10/96             10/97
ML Municipal Intermediate
Term Fund+--
Class B Shares*                     $10,000          $9,721            $10,629          $11,037           $11,846

ML Municipal Intermediate
Term Fund+--
Class I Shares*                     $ 9,900          $9,653            $10,589          $11,041           $11,876

Lehman Brothers Municipal
Bond Index++                        $10,000          $9,564            $10,983          $11,610           $12,596

                                    10/98            10/99             10/00            10/01             10/02            10/03
ML Municipal Intermediate
Term Fund+--
Class B Shares*                     $12,756          $12,443           $13,358          $14,660           $15,369          $16,054

ML Municipal Intermediate
Term Fund+--
Class I Shares*                     $12,828          $12,553           $13,532          $14,883           $15,651          $16,398

Lehman Brothers Municipal
Bond Index++                        $13,605          $13,364           $14,502          $16,025           $16,966          $17,833

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to 12 years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                   % Return        % Return
                                                 Without CDSC     With CDSC**
===============================================================================
Class B Shares*
===============================================================================
One Year Ended 10/31/03                              +4.46%         +3.46%
-------------------------------------------------------------------------------
Five Years Ended 10/31/03                            +4.70          +4.70
-------------------------------------------------------------------------------
Ten Years Ended 10/31/03                             +4.85          +4.85
-------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without   % Return With
                                                 Sales Charge    Sales Charge**
===============================================================================
Class I Shares*
===============================================================================
One Year Ended 10/31/03                              +4.77          +3.72%
-------------------------------------------------------------------------------
Five Years Ended 10/31/03                            +5.03          +4.82
-------------------------------------------------------------------------------
Ten Years Ended 10/31/03                             +5.18          +5.07
-------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.


8      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
Alaska--1.5%          AAA       Aaa       $ 2,250   Alaska Student Loan Corporation, Student Loan Revenue Bonds, AMT,
                                                    Series A, 5.65% due 7/01/2012 (a)                                       $  2,357
====================================================================================================================================
Arizona--1.1%         AAA       Aaa         1,500   Arizona School Facilities Board, COP, Series B, 5.25%
                                                    due 9/01/2014 (f)                                                          1,661
====================================================================================================================================
California--13.2%     NR*       NR*           875   Agua Caliente Band of Cahuilla Indians, California, Casino Revenue
                                                    Bonds, 5.60% due 7/01/2013                                                   878
                      AAA       Aaa         5,000   California Infrastructure and Economic Development Bank, Bay Area
                                                    Toll Bridges Revenue Bonds, First Lien, Series A, 5.25%
                                                    due 7/01/2014 (d)                                                          5,556
                      BBB       A3          2,350   California State, Various Purpose, GO, 5.25% due 11/01/2014                2,516
                      BBB-      Baa1        2,500   Golden State Tobacco Securitization Corporation of California,
                                                    Tobacco Settlement Revenue Bonds, Series B, 5.375% due 6/01/2017           2,568
                      AAA       NR*         5,000   Milpitas, California, Redevelopment Agency Tax Allocation Refunding
                                                    Bonds (Redevelopment Project Area Number 1), 5% due 9/01/2014 (b)          5,384
                      AAA       Aaa         3,000   University of California, General Revenue Bonds, Series B, 5.25%
                                                    due 5/15/2014 (a)                                                          3,330
====================================================================================================================================
Florida--5.3%         NR*       NR*           910   Double Branch Community, Florida, Development District, Special
                                                    Assessment Bonds, Series B-1, 5.60% due 5/01/2007                            911
                      AAA       Aaa         3,000   Hillsborough County, Florida, Aviation Authority, Revenue Refunding
                                                    Bonds (Tampa International Airport), AMT, Series A, 5.50%
                                                    due 10/01/2014 (b)                                                         3,270
                      AAA       Aaa         2,000   Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami
                                                    International Airport), AMT, Series D, 5.25% due 10/01/2015 (b)            2,137
                      NR*       NR*           810   Reunion East Community Development District, Florida, Special
                                                    Assessment, Series B, 5.90% due 11/01/2007                                   811
                      NR*       NR*         1,000   Sterling Hill, Florida, Community Development District, Capital
                                                    Improvement Revenue Bonds, Series B, 5.50% due 11/01/2010                    995
====================================================================================================================================
Illinois--13.4%       AAA       Aaa         4,600   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, 5.375%
                                                    due 1/01/2014 (a)                                                          5,124
                      AAA       NR*         5,000   Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                                    Refunding Bonds, DRIVERS, AMT, Series 370, 9.08% due 7/01/2011 (c)(d)      5,709
                      AA        Aa3         3,500   Illinois State, GO, Series A, 5.25% due 10/01/2014                         3,858
                      AA-       A1          5,000   Illinois State Toll Highway Authority, Toll Highway Priority Revenue
                                                    Bonds, Series A, 6.30% due 1/01/2011                                       5,879
====================================================================================================================================
Indiana--3.9%         AA-       NR*         5,000   Franklin Township, Indiana, School Building Corporation, Marion
                                                    County, First Mortgage Revenue Bonds, 6% due 7/15/2010 (e)                 5,988
====================================================================================================================================
Massachusetts--2.8%   NR*       Aa3         3,300   Massachusetts State Revenue Bonds, RIB, Series 420, 10.17%
                                                    due 12/15/2014 (c)                                                         4,343
====================================================================================================================================
Missouri--2.2%        AAA       Aaa         3,000   Saint Louis County, Missouri, Regional Convention and Sports Complex
                                                    Authority, Revenue Refunding Bonds (Regional Convention & Sports
                                                    Complex Facility Project), Series B-1, 5.375% due 8/15/2014 (a)            3,354
====================================================================================================================================
Montana--1.0%         BBB+      Baa2        1,500   Forsyth Mont, Oregon, PCR, Refunding (Portland), Series A, 5.20%
                                                    due 5/01/2033                                                              1,535
====================================================================================================================================
Nevada--1.7%          BBB-      Baa2        2,500   Clark County, Nevada, IDR (Southwest Gas Corporation Project),
                                                    Series C, 5.45% due 3/01/2038                                              2,611
====================================================================================================================================
New Jersey--3.9%      NR*       Aaa         5,000   Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                    RIB, AMT, Series 701-X, 10.19% due 10/15/2014 (b)(c)                       6,067

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
New Mexico--3.6%      BBB-      Baa3      $ 2,000   Farmington, New Mexico, PCR, Refunding (Public Service Company of
                                                    San Juan), Series B, 6.30% due 12/01/2016                               $  2,078
                      AA+       Aa2         3,000   New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A, 6% due 6/15/2013                                       3,458
====================================================================================================================================
New York--6.1%        AAA       Aaa         3,470   Metropolitan Transportation Authority, New York, Transit Facilities
                                                    Revenue Refunding Bonds, Series C, 5.125% due 7/01/2012 (d)(e)             3,887
                      A         A2          1,750   New York City, New York, GO, Refunding, Series E, 5.25% due 8/01/2014      1,867
                      NR*       Baa1        1,525   New York State Dormitory Authority Revenue Bonds (Winthrop S. Nassau
                                                    University Hospital), 5.25% due 7/01/2010                                  1,647
                      NR*       NR*         1,000   Schenectady, New York, GO, BAN, Series B, 3.75% due 5/28/2004              1,003
                      NR*       NR*         1,000   Westchester County, New York, IDA, Continuing Care Retirement Mortgage
                                                    Revenue Bonds (Kendal on the Hudson Project), Series A, 5.625%
                                                    due 1/01/2013                                                                986
====================================================================================================================================
Ohio--4.5%            AAA       Aaa         5,000   Cincinnati, Ohio, City School District, Classroom Facilities
                                                    Construction & Improvement, GO, 5.25% due 12/01/2014 (d)                   5,558
                      NR*       Aaa         1,210   Sugarcreek, Ohio, Local School District, School Improvement, GO,
                                                    Refunding, 5% due 12/01/2014 (b)                                           1,320
====================================================================================================================================
Oregon--7.8%          AAA       Aaa         5,475   Oregon State Department of Administrative Services, COP, Series A,
                                                    5.75% due 5/01/2010 (a)(e)                                                 6,415
                      AAA       Aaa         5,000   Oregon State Department of Administrative Services, Lottery Revenue
                                                    Bonds, Series B, 5.75% due 4/01/2013 (d)                                   5,655
====================================================================================================================================
Pennsylvania--3.6%    AAA       Aaa         4,940   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                                    Bonds, Senior Series A, 5.25% due 12/01/2014 (b)                           5,487
====================================================================================================================================
Tennessee--1.1%       AA        Aa2         1,600   Tennessee HDA Revenue Bonds (Homeownership Program), AMT, Series 2-C,
                                                    5.85% due 7/01/2009                                                        1,712
====================================================================================================================================
Texas--7.0%                                         Brazos River Authority, Texas, PCR, Refunding, AMT:
                      BBB       Baa2        2,000       (TXU Energy Company LLC Project), Series A, 6.75% due 4/01/2038        2,188
                      BBB       Baa2        1,000       (Utilities Electric Company), Series B, 5.05% due 6/01/2030            1,044
                      BBB-      Ba1         2,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                    Energy Inc. Project), Series B, 7.75% due 12/01/2018                       2,165
                      AAA       Aaa         5,000   Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                                    and Improvement Bonds, AMT, Series A, 5.75% due 11/01/2014 (f)             5,423
====================================================================================================================================
Washington--11.6%     NR*       Aa1         4,860   Pierce County, Washington, School District Number 416, White River,
                                                    GO, 6% due 12/01/2012                                                      5,595
                      A         Aa3         5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                                    due 10/01/2012                                                             5,598
                      BBB       Baa2        1,000   Tobacco Settlement Authority, Washington, Tobacco Settlement
                                                    Revenue Bonds, 5.50% due 6/01/2012                                           943
                      AA+       Aa1         5,000   Washington State, GO, Series B, 6% due 1/01/2012                           5,739
                      --------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$137,855)--95.3%                            146,610
                      ==============================================================================================================


10     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

Schedule of Investments (concluded)                               (in Thousands)

                                        Shares
                                        Held     Equity Closed-End Funds                                                   Value
===================================================================================================================================
                                           284   BlackRock Municipal Target Term Trust Inc.                                $  3,131
                      -------------------------------------------------------------------------------------------------------------
                                                 Total Equity Closed-End Funds (Cost--$3,174)--2.0%                           3,131
                      =============================================================================================================

===================================================================================================================================

                                                 Short-Term Securities
===================================================================================================================================
                                        14,419   Merrill Lynch Institutional Tax-Exempt Fund++                               14,419
                      -------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Securities (Cost--$14,419) - 9.4%                          14,419
                      ==============================================================================================================
                      Total Investments (Cost--$155,448)--106.7%                                                            164,160

                      Unrealized Depreciation on Forward Interest Rate Swaps--Net+++--(0.0%)                                    (44)

                      Liabilities in Excess of Other Assets--(6.7%)                                                         (10,306)
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $153,810
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.
(d)   FSA Insured.
(e)   Prerefunded.
(f)   FGIC Insured.
*     Not Rated.
+     Ratings of issues shown are unaudited.
++ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                               Net      Dividend
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund             8,707       $91
      --------------------------------------------------------------------------

+++ Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
                                                                   Unrealized
                                                   Notional       Appreciation
                                                    Amount       (Depreciation)
      -------------------------------------------------------------------------
      Receive a variable rate equal to
       3-month USD LIBOR and pay a fixed
       rate equal to 4.7748%.
      Broker, J.P. Morgan Chase Bank
       Expires December 2013                        $7,000                 $(17)
      Receive a variable rate equal to
       3-month USD LIBOR and pay a fixed
       rate equal to 4.714%.
      Broker, Morgan Stanley Capital
       Services, Inc.
       Expires January 2014                         $4,000                   18
      Receive a variable rate equal to
       3-month USD LIBOR and pay a fixed
       rate equal to 4.903%
      Broker, J.P. Morgan Chase Bank
       Expires February 2014                        $6,800                  (45)
      -------------------------------------------------------------------------
      Total                                                                $(44)
                                                                           ====

      See Notes to Financial Statements.


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of October 31, 2003
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$155,448,188) ..................                      $ 164,160,198
                   Cash ...................................................................                            179,104
                   Receivables:
                      Securities sold .....................................................    $   3,961,675
                      Interest ............................................................        1,932,204
                      Beneficial interest sold ............................................          602,117
                      Dividends from affiliates ...........................................           13,961         6,509,957
                                                                                               -------------
                   Prepaid registration fees ..............................................                             39,816
                                                                                                                 -------------
                   Total assets ...........................................................                        170,889,075
                                                                                                                 -------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps--net ............                             43,500
                   Payables:
                      Securities purchased ................................................       16,387,363
                      Swaps ...............................................................          177,500
                      Beneficial interest redeemed ........................................          167,156
                      Dividends to shareholders ...........................................          164,880
                      Investment adviser ..................................................           75,746
                      Distributor .........................................................           19,837
                      Other affiliates ....................................................           19,085        17,011,567
                                                                                               -------------
                   Accrued expenses and other liabilities .................................                             23,834
                                                                                                                 -------------
                   Total liabilities ......................................................                         17,078,901
                                                                                                                 -------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Net assets .............................................................                      $ 153,810,174
                                                                                                                 =============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of beneficial interest, $.10 par value, unlimited
                   number of shares authorized ............................................                      $     483,582
                   Class B Shares of beneficial interest, $.10 par value, unlimited
                   number of shares authorized ............................................                            267,710
                   Class C Shares of beneficial interest, $.10 par value, unlimited
                   number of shares authorized ............................................                            270,541
                   Class I Shares of beneficial interest, $.10 par value, unlimited
                   number of shares authorized ............................................                            414,158
                   Paid-in capital in excess of par .......................................                        143,219,479
                   Undistributed investment income--net ...................................    $      60,823
                   Undistributed realized capital gains on investments--net ...............          425,371
                   Unrealized appreciation on investments--net ............................        8,668,510
                                                                                               -------------
                   Total accumulated earnings--net ........................................                          9,154,704
                                                                                                                 -------------
                   Net Assets .............................................................                      $ 153,810,174
                                                                                                                 =============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $51,786,376 and 4,835,822 shares of
                   beneficial interest outstanding ........................................                      $       10.71
                                                                                                                 =============
                   Class B--Based on net assets of $28,677,947 and 2,677,096 shares of
                   beneficial interest outstanding ........................................                      $       10.71
                                                                                                                 =============
                   Class C--Based on net assets of $28,973,427 and 2,705,408 shares of
                   beneficial interest outstanding ........................................                      $       10.71
                                                                                                                 =============
                   Class I--Based on net assets of $44,372,424 and 4,141,581 shares of
                   beneficial interest outstanding ........................................                      $       10.71
                                                                                                                 =============

      See Notes to Financial Statements.


12     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

Statement of Operations

For the Year Ended October 31, 2003
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                   Interest ...............................................................                      $   6,271,253
                   Dividends from affiliates ..............................................                             91,490
                                                                                                                 -------------
                   Total income ...........................................................                          6,362,743
                                                                                                                 -------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ...............................................    $     751,955
                   Account maintenance and distribution fees--Class B .....................          103,241
                   Accounting services ....................................................           93,361
                   Registration fees ......................................................           69,090
                   Professional fees ......................................................           66,136
                   Account maintenance and distribution fees--Class C .....................           56,081
                   Account maintenance fees--Class A ......................................           48,983
                   Printing and shareholder reports .......................................           44,206
                   Transfer agent fees--Class A ...........................................           38,312
                   Transfer agent fees--Class B ...........................................           31,699
                   Transfer agent fees--Class I ...........................................           26,942
                   Transfer agent fees--Class C ...........................................           15,779
                   Trustees' fees and expenses ............................................           12,820
                   Custodian fees .........................................................           12,475
                   Pricing fees ...........................................................            6,745
                   Other ..................................................................           22,244
                                                                                               -------------
                   Total expenses before reimbursement ....................................        1,400,069
                   Reimbursement of expenses ..............................................          (19,953)
                                                                                               -------------
                   Total expenses after reimbursement .....................................                          1,380,116
                                                                                                                 -------------
                   Investment income--net .................................................                          4,982,627
                                                                                                                 -------------
==============================================================================================================================
Realized & Unrealized Gain on Investments--Net
------------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ......................................                            303,948
                   Change in unrealized appreciation on investments--net ..................                            773,222
                                                                                                                 -------------
                   Total realized and unrealized gain on investments--net .................                          1,077,170
                                                                                                                 -------------
                   Net Increase in Net Assets Resulting from Operations ...................                      $   6,059,797
                                                                                                                 =============

      See Notes to Financial Statements.


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                          October 31,
                                                                                               -------------------------------
Increase (Decrease) in Net Assets:                                                                  2003              2002
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................    $   4,982,627     $   4,341,560
                   Realized gain on investments--net ......................................          303,948         1,001,776
                   Change in unrealized appreciation on investments--net ..................          773,222           433,083
                                                                                               -------------------------------
                   Net increase in net assets resulting from operations ...................        6,059,797         5,776,419
                                                                                               -------------------------------
==============================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A .............................................................       (1,809,005)       (1,557,136)
                      Class B .............................................................       (1,195,772)       (1,300,214)
                      Class C .............................................................         (652,966)         (145,828)
                      Class I .............................................................       (1,314,527)       (1,329,478)
                   Realized gain on investments--net:
                      Class A .............................................................         (316,356)         (136,134)
                      Class B .............................................................         (249,900)         (124,607)
                      Class C .............................................................          (85,807)           (8,445)
                      Class I .............................................................         (217,583)         (118,859)
                                                                                               -------------------------------
                   Net decrease in net assets resulting from dividends and distributions
                     to shareholders ......................................................       (5,841,916)       (4,720,701)
                                                                                               -------------------------------
==============================================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from beneficial interest transactions       26,532,366         9,860,187
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ...........................................       26,750,247        10,915,905
                   Beginning of year ......................................................      127,059,927       116,144,022
                                                                                               -------------------------------
                   End of year* ...........................................................    $ 153,810,174     $ 127,059,927
                                                                                               -------------------------------
                      * Undistributed investment income--net ..............................    $      60,823     $      50,466
                                                                                               ===============================

      See Notes to Financial Statements.


14     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

Financial Highlights

                                                                                                Class A**
The following per share data and ratios have been derived            -------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                     -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2003          2002          2001         2000         1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................   $ 10.69       $ 10.60       $ 10.04      $  9.74      $ 10.60
                                                                     -------------------------------------------------------------
           Investment income--net ................................       .40+          .39           .42          .43          .39
           Realized and unrealized gain (loss) on investments--net       .09           .13           .56          .30         (.63)
                                                                     -------------------------------------------------------------
           Total from investment operations ......................       .49           .52           .98          .73         (.24)
                                                                     -------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.40)         (.39)         (.42)        (.43)        (.39)
              Realized gain on investments--net ..................      (.07)         (.04)           --           --         (.10)
              In excess of realized gain on investments--net .....        --            --            --           --         (.13)
                                                                     -------------------------------------------------------------
           Total dividends and distributions .....................      (.47)         (.43)         (.42)        (.43)        (.62)
                                                                     -------------------------------------------------------------
           Net asset value, end of year ..........................   $ 10.71       $ 10.69       $ 10.60      $ 10.04      $  9.74
                                                                     =============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      4.68%         5.05%         9.98%        7.69%       (2.35%)
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement of expenses ............       .95%          .99%         1.01%         .90%         .90%
                                                                     =============================================================
           Expenses ..............................................       .97%         1.00%         1.01%         .90%         .90%
                                                                     =============================================================
           Investment income--net ................................      3.70%         3.73%         4.10%        4.37%        3.87%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................   $51,786       $45,563       $40,269      $34,930      $38,890
                                                                     =============================================================
           Portfolio turnover ....................................    214.92%       201.37%       169.70%      210.04%      159.37%
                                                                     =============================================================

*     Total investment returns exclude the effects of sales charges.
**    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     15

[LOGO] Merrill Lynch Investment Managers

                                                                                                 Class B
The following per share data and ratios have been derived            -------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                     -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2003          2002          2001         2000         1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................   $ 10.69       $ 10.60       $ 10.04      $  9.75      $ 10.60
                                                                     -------------------------------------------------------------
           Investment income--net ................................       .38+          .37           .40          .41          .37
           Realized and unrealized gain (loss) on investments--net       .09           .13           .56          .29         (.62)
                                                                     -------------------------------------------------------------
           Total from investment operations ......................       .47           .50           .96          .70         (.25)
                                                                     -------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.38)         (.37)         (.40)        (.41)        (.37)
              Realized gain on investments--net ..................      (.07)         (.04)           --           --         (.10)
              In excess of realized gain on investments--net .....        --            --            --           --         (.13)
                                                                     -------------------------------------------------------------
           Total dividends and distributions .....................      (.45)         (.41)         (.40)        (.41)        (.60)
                                                                     -------------------------------------------------------------
           Net asset value, end of year ..........................   $ 10.71       $ 10.69       $ 10.60      $ 10.04      $  9.75
                                                                     =============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      4.46%         4.83%         9.75%        7.35%       (2.46%)
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement of expenses ............      1.17%         1.21%         1.22%        1.12%        1.11%
                                                                     =============================================================
           Expenses ..............................................      1.18%         1.21%         1.22%        1.12%        1.11%
                                                                     =============================================================
           Investment income--net ................................      3.48%         3.53%         3.89%        4.16%        3.65%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................   $28,678       $37,155       $37,875      $46,571      $54,559
                                                                     =============================================================
           Portfolio turnover ....................................    214.92%       201.37%       169.70%      210.04%      159.37%
                                                                     =============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


16     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

                                                                                                 Class C
The following per share data and ratios have been derived            -------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                     -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2003          2002          2001         2000         1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................   $ 10.69       $ 10.59       $ 10.04      $  9.74      $ 10.60
                                                                     -------------------------------------------------------------
           Investment income--net ................................       .38+          .37           .40          .41          .37
           Realized and unrealized gain (loss) on investments--net       .09           .14           .55          .30         (.63)
                                                                     -------------------------------------------------------------
           Total from investment operations ......................       .47           .51           .95          .71         (.26)
                                                                     -------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.38)         (.37)         (.40)        (.41)        (.37)
              Realized gain on investments--net ..................      (.07)         (.04)           --           --         (.10)
              In excess of realized gain on investments--net .....        --            --            --           --         (.13)
                                                                     -------------------------------------------------------------
           Total dividends and distributions .....................      (.45)         (.41)         (.40)        (.41)        (.60)
                                                                     -------------------------------------------------------------
           Net asset value, end of year ..........................   $ 10.71       $ 10.69       $ 10.59      $ 10.04      $  9.74
                                                                     =============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      4.46%         4.93%         9.64%        7.45%       (2.58%)
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement of expenses ............      1.15%         1.20%         1.22%        1.12%        1.12%
                                                                     =============================================================
           Expenses ..............................................      1.17%         1.20%         1.22%        1.12%        1.12%
                                                                     =============================================================
           Investment income--net ................................      3.50%         3.47%         3.89%        4.16%        3.64%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................   $28,974       $10,276       $ 2,462      $ 3,744      $ 3,275
                                                                     =============================================================
           Portfolio turnover ....................................    214.92%       201.37%       169.70%      210.04%      159.37%
                                                                     =============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                 Class I**
The following per share data and ratios have been derived            -------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                     -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2003          2002          2001         2000         1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................   $ 10.69       $ 10.60       $ 10.05      $  9.75      $ 10.60
                                                                     -------------------------------------------------------------
           Investment income--net ................................       .40+          .40           .43          .44          .40
           Realized and unrealized gain (loss) on investments--net       .10           .13           .55          .30         (.62)
                                                                     -------------------------------------------------------------
           Total from investment operations ......................       .50           .53           .98          .74         (.22)
                                                                     -------------------------------------------------------------
           Less dividends and distributions:
              Investment income--net .............................      (.41)         (.40)         (.43)        (.44)        (.40)
              Realized gain on investments--net ..................      (.07)         (.04)           --           --         (.10)
              In excess of realized gain on investments--net .....        --            --            --           --         (.13)
                                                                     -------------------------------------------------------------
           Total dividends and distributions .....................      (.48)         (.44)         (.43)        (.44)        (.63)
                                                                     -------------------------------------------------------------
           Net asset value, end of year ..........................   $ 10.71       $ 10.69       $ 10.60      $ 10.05      $  9.75
                                                                     =============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ....................      4.77%         5.16%         9.98%        7.80%       (2.16%)
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses, net of reimbursement of expenses ............       .85%          .89%          .90%         .80%         .80%
                                                                     =============================================================
           Expenses ..............................................       .87%          .90%          .90%         .80%         .80%
                                                                     =============================================================
           Investment income--net ................................      3.80%         3.84%         4.21%        4.47%        3.97%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (in thousands) ................   $44,372       $34,066       $35,538      $51,675      $58,635
                                                                     =============================================================
           Portfolio turnover ....................................    214.92%       201.37%       169.70%      210.04%      159.37%
                                                                     =============================================================

*     Total investment returns exclude the effects of sales charges.
**    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


18     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     19

[LOGO] Merrill Lynch Investment Managers

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% on the average daily value of the Fund's net assets. For the year ended October 31, 2003, MLIM reimbursed the Fund in the amount of $19,953.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................             .10%               --
Class B ................................             .20%              .10%
Class C ................................             .20%              .10%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ................................                $617             $10,964
Class I ................................                $63              $ 1,307
--------------------------------------------------------------------------------

For the year ended October 31, 2003, MLPF&S received contingent deferred sales charges of $24,997 and $8,682 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $6,246 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2003, the Fund reimbursed MLIM $3,149 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003, were $307,708,368 and $279,472,792, respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003, were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $   785,318        $ 8,712,010
Forward interest rate swaps ............            658,005            (43,500)
Financial futures contracts ............         (1,139,375)                --
                                                ------------------------------
Total ..................................        $   303,948        $ 8,668,510
                                                ==============================

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $8,734,531, of


20     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003
which $8,816,800 related to appreciated securities and $82,269 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $155,425,667.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $26,532,366 and $9,860,187 for the years ended October 31, 2003 and October 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 2003+                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            941,647        $ 10,053,844
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            117,720           1,260,630
Automatic conversion of shares .........            514,940           5,505,804
                                                -------------------------------
Total issued ...........................          1,574,307          16,820,278
Shares redeemed ........................         (1,002,408)        (10,683,694)
                                                -------------------------------
Net increase ...........................            571,899        $  6,136,584
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 2002+                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            551,526        $  5,794,005
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             96,153           1,002,098
Automatic conversion of shares .........            452,177           4,751,994
                                                -------------------------------
Total issued ...........................          1,099,856          11,548,097
Shares redeemed ........................           (636,397)         (6,642,174)
                                                -------------------------------
Net increase ...........................            463,459        $  4,905,923
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended October 31, 2003                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            708,218        $  7,598,941
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             84,893             909,367
                                                -------------------------------
Total issued ...........................            793,111           8,508,308
Automatic conversion of shares .........           (514,786)         (5,505,804)
Shares redeemed ........................         (1,077,205)        (11,550,698)
                                                -------------------------------
Net decrease ...........................           (798,880)       $ (8,548,194)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended October 31, 2002                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,125,368        $ 11,778,269
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             87,605             912,281
                                                -------------------------------
Total issued ...........................          1,212,973          12,690,550
Automatic conversion of shares .........           (452,097)         (4,751,994)
Shares redeemed ........................           (858,356)         (8,969,395)
                                                -------------------------------
Net decrease ...........................            (97,480)       $ (1,030,839)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2003                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,103,435        $ 22,573,791
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             42,072             450,697
                                                -------------------------------
Total issued ...........................          2,145,507          23,024,488
Shares redeemed ........................           (401,742)         (4,294,871)
                                                -------------------------------
Net increase ...........................          1,743,765        $ 18,729,617
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2002                             Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            818,583        $  8,710,096
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................              8,838              92,285
                                                -------------------------------
Total issued ...........................            827,421           8,802,381
Shares redeemed ........................            (98,190)         (1,038,599)
                                                -------------------------------
Net increase ...........................            729,231        $  7,763,782
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended October 31, 2003+                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,057,821        $ 22,041,935
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             85,313             913,926
                                                -------------------------------
Total issued ...........................          2,143,134          22,955,861
Shares redeemed ........................         (1,188,025)        (12,741,502)
                                                -------------------------------
Net increase ...........................            955,109        $ 10,214,359
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended October 31, 2002+                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,037,648        $ 10,895,497
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             93,089             969,300
                                                -------------------------------
Total issued ...........................          1,130,737          11,864,797
Shares redeemed ........................         (1,296,628)        (13,643,476)
                                                -------------------------------
Net decrease ...........................           (165,891)       $ (1,778,679)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended October 31, 2003.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                    10/31/2003        10/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ........................        $4,972,270        $4,332,656
  Ordinary income ..........................           869,646                --
  Net long-term capital gains ..............                --           388,045
                                                    ----------------------------
Total distributions ........................        $5,841,916        $4,720,701
                                                    ============================

As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net .......................           $  425,372
Undistributed tax-exempt income--net .....................               38,301
                                                                     ----------
Total undistributed earnings--net ........................              463,673
Unrealized gains--net ....................................            8,691,031*
                                                                     ----------
Total accumulated earnings--net ..........................           $9,154,704
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


22     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Trustees of Merrill Lynch Municipal Intermediate Term
Fund of Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2003


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     23

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         163 Portfolios
            08543-9011     Trustee      and      Management, L.P. ("FAM")--Advised Funds since 1999;
            Age: 63                     1986 to  Chairman (Americas Region) of MLIM from 2000 to
                                        present  2002; Executive Vice President of FAM and MLIM
                                                 (which terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1986 to  Professor Emeritus of Finance, School of Business,    50 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant at the Urban Institute
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1994 to  Professor, Harvard Business School since 1989.        50 Funds        Unum
Montgomery  Princeton, NJ               present                                                        49 Portfolios   Provident
            08543-9095                                                                                                 Corporation
            Age: 51                                                                                                    and Newell
                                                                                                                       Rubbermaid,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.  P.O. Box 9095  Trustee      1990 to  Self-employed financial consultant since 1990.        50 Funds        None
Reilly      Princeton, NJ               present                                                        49 Portfolios
            08543-9095
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Trustee      1992 to  Founder and Director Emeritus of The Boston           50 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of              49 Portfolios
            08543-9095                           Ethics and Character; Professor of Education at
            Age: 71                              Boston University from 1982 to 1999 and
                                                 Professor Emeritus thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President, Middle East Institute from 1995 to         50 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer, United States          49 Portfolios
            08543-9095                           Foreign Service, from 1961 to 1995; Career
            Age: 68                              Minister, from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991
                                                 to 1994; U.S. Ambassador to the Hashemite
                                                 Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


24     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1986 to  Dean Emeritus of New York University, Leonard         50 Funds        Bowne &
West        Princeton, NJ               present  N. Stern School of Business Administration            49 Portfolios   Co., Inc.;
            08543-9095                           since 1994.                                                           Vornado
            Age: 65                                                                                                    Realty Trust;
                                                                                                                       Vornado
                                                                                                                       Operating
                                                                                                                       Company and
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;        50 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential            49 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 69                              1994; Former Director of Prudential Reinsurance
                                                 Company and former Trustee of The Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke       Princeton, NJ  President    present  since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011     and          and      1999; Vice President of FAMD since 1999; Director of MLIM Taxation
            Age: 43        Treasurer    1999 to  since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1995 to  Vice President of MLIM since 1994.
Bock        Princeton, NJ  President    present
            08543-9011
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2002 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith from
Stewart     Princeton, NJ               present  2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003     25

[LOGO] Merrill Lynch Investment Managers

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


26     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    OCTOBER 31, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                 #10437 -- 10/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

        Date: December 22, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

        Date: December 22, 2003


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

        Date: December 22, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.